CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the amended Annual Report of Cargo Connection Logistics Holding, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Jesse Dobrinsky, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such amended Annual Report on Form 10-KSB for the period ending December 31, 2004, fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained such amended Annual Report on Form 10-KSB for the period ending December 31, 2004 fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

Dated: May 30, 2006

                                        Cargo Connection Logistics Holding, Inc.



                                        By: /s/ Jesse Dobrinsky
                                            -----------------------
                                        Chief Executive Officer